UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Approval of Amended and Restated Management Incentive Plan

As described more fully in Item 5.07 of this report, the shareholders of Clean Harbors, Inc. (the “Company”) approved the Company’s Amended and Restated Management Incentive Plan (the “Amended and Restated MIP”) at the Company’s annual meeting of shareholders held on June 2, 2021, which will by its terms become effective on January 1, 2022.
The purposes of the Amended and Restated MIP are to provide a strong incentive each year for performance of the Company’s chief executive officer, other executive officers and other senior managers of the Company and its subsidiaries by authorizing the Compensation Committee of the Company's Board of Directors to award potential cash bonuses to such participants each year based upon objective measures of corporate performance or satisfaction of certain other objective personal goals predetermined for each participant. The Amended and Restated MIP does not provide for awards of any form of stock or other equity.
A copy of the Amended and Restated MIP is attached as Appendix A to the Company’s proxy statement for the 2021 Annual Meeting, as filed with the Securities and Exchange Commission on April 23, 2021 (the “2021 Proxy Statement”), and is further described in the 2021 Proxy Statement under the heading “Amendment and Restatement of the Company’s Management Incentive Plan” commencing on page 41. That copy of the Amended and Restated MIP and such description are incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
 The Company held its annual meeting of shareholders on Wednesday, June 2, 2021, at which the following matters were submitted to a vote of the shareholders. Each of the matters was described in the Company’s 2021 Proxy Statement. The votes as to each such matter were as follows:

(1)    Votes regarding the election of the persons named below as Class II directors for a term expiring in 2024:

	For	Withheld	Broker Non-Votes
Alan S. McKim	45,496,868	2,756,279	1,207,346
John T. Preston	41,535,688	6,717,459	1,207,346
(2)    Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
45,113,687	3,038,974	100,486	1,207,346
(3)    Vote to approve the Company's Amended and Restated Management Incentive Plan.

For	Against	Abstain	Broker Non-Votes
46,765,173	1,444,811	43,163	1,207,346
(4)    Vote to ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
49,122,070	298,294	40,129	0
(5)    Advisory vote on ratification of Exclusive Forum By-Law.

For	Against	Abstain	Broker Non-Votes
19,530,888	28,670,754	51,505	1,207,346

Item 9.01.    Financial Statements and Exhibits.
 (d) Exhibits

Exhibit Number	Description
10.59
Clean Harbors, Inc. Amended and Restated Management Incentive Plan (incorporated by reference to Appendix A to the Company’s 2021 definitive proxy statement, filed with the Securities and Exchange Commission on April 23, 2021)

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

June 2, 2021	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer

3